UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2016

Energy XXI Ltd

(Exact name of registrant as specified in its charter)

BERMUDA	001-33628	98-0499286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Canon’s Court, 22 Victoria Street, P.O. Box HM
1179, Hamilton HM EX, Bermuda

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (441) 295-2244

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Energy XXI Gulf Coast, Inc. (the “Issuer”), a wholly-owned subsidiary of Energy XXI Ltd (the “Company”), issued $750,000,000 of its 9.25% Senior Notes due 2017 on December 17, 2010, $250,000,000 of its 7.75% Senior Notes due 2019 on February 25, 2011, $500,000,000 of its 7.5% Senior Notes due 2021 on September 26, 2013, $650,000,000 of its 6.875% Senior Notes due 2024 on May 27, 2014, and $1,450,000,000 of its 11.0% Senior Secured Second Lien Notes due 2020 on March 12, 2015 (collectively, the “Notes”), all in private placement transactions. Pursuant to the terms of the indentures governing the Notes, the Company is required to file the Issuer’s unaudited quarterly and audited annual financial statements with the Securities and Exchange Commission. Pursuant to this requirement, attached to this Current Report on Form 8-K as Exhibit 99.1 is the Issuer’s unaudited financial statements as of and for the three and nine months ended March 31, 2016 and 2015, which financial statements are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
99.1	Energy XXI Gulf Coast, Inc., Consolidated Financial Statements, Three and Nine Months Ended March 31, 2016 and 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy XXI Ltd
May 18, 2016	By: /s/ Bruce W. Busmire Bruce W. Busmire Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Energy XXI Gulf Coast, Inc., Consolidated Financial Statements, Three and Nine Months Ended March 31, 2016 and 2015